                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-HE1
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[410,030,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-HE1




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER



                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE


                                 APRIL 15, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-HE1
--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance        $60,374,203
Aggregate Original Principal Balance           $60,615,951
Number of Mortgage Loans                           408


                              MINIMUM            MAXIMUM              AVERAGE (1)
                              -------            -------             -----------
Original Principal Balance   $10,000            $645,050               $148,569
Outstanding Principal
Balance                       $9,807            $642,703               $147,976

                                                                       WEIGHTED
                              MINIMUM            MAXIMUM              AVERAGE (2)
                              -------            -------             -----------
Original Term (mos)            180                 360                   359
Stated remaining Term
(mos)                          171                 359                   353
Loan Age (mos)                  1                  10                     7
Current Interest Rate         5.750%             13.750%                8.239%
Initial Interest Rate
Cap(4)                        1.000%             3.000%                 2.875%
Periodic Rate Cap(4)          1.000%             2.000%                 1.144%
Gross Margin(4)               4.750%             9.270%                 7.047%
Maximum Mortgage Rate(4)     11.750%             16.450%               14.121%
Minimum Mortgage Rate(4)      4.750%             9.450%                 7.479%
Months to Roll(4)            500.000%           5200.000%             2100.000%
Original Loan-to-Value        39.47%             100.00%                87.76%
Credit Score (3)               521                 798                   680

                             EARLIEST            LATEST
                            ---------          ----------
Maturity Date               06/01/2019         02/01/2035

                          PERCENT OF                                    PERCENT OF
LIEN POSITION           MORTGAGE POOL     YEAR OF ORIGINATION          MORTGAGE POOL
-------------           -------------     -------------------          -------------
1st Lien                   98.43%         2004                              98.80%
2nd Lien                     1.57         2005                                1.20

OCCUPANCY                                 LOAN PURPOSE
Primary                     0.00%         Purchase                          74.33%
Second Home                  0.59         Refinance - Rate/Term               1.51
Investment                  41.30         Refinance - Cashout                24.16

LOAN TYPE                                 PROPERTY TYPE
Fixed Rate                 11.52%         Single Family                     40.91%
ARM                         88.48         Two- to Four-Family                 0.44
                                          Planned Unit Development            8.58
AMORTIZATION TYPE                         Condominium                         6.95
Fully Amortizing           87.48%         Townhouse

Interest Only               12.44         Manufactured Housing
Balloon                      0.08


(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                              NUMBER        AGGREGATE                            WEIGHTED   AVERAGE    WEIGHTED
                                OF          PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF                     MORTGAGE        BALANCE       MORTGAGE     AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL    PERCENT
MORTGAGE RATES                 LOANS       OUTSTANDING       POOL       COUPON    SCORE   OUTSTANDING     LTV      DOC       IO
--------------               --------     ------------    ----------   --------  -------- -----------  --------  -------   -------
5.501% to 6.000%                 1        $   144,000        0.24%       5.750%    690     $144,000      67.92%   100.00%   100.00%
6.001% to 6.500%                 8          1,947,199        3.23        6.416     697      243,400      81.56     65.32     30.71
6.501% to 7.000%                38          7,523,167       12.46        6.869     689      197,978      79.74     61.68     38.59
7.001% to 7.500%                49          8,631,816       14.30        7.311     682      176,160      81.67     61.42     25.90
7.501% to 8.000%                49         10,004,240       16.57        7.804     671      204,168      85.17     49.82     12.12
8.001% to 8.500%                65          8,686,114       14.39        8.334     689      133,633      91.04     40.48      0.00
8.501% to 9.000%                62          8,913,007       14.76        8.789     682      143,758      91.79     14.72      4.67
9.001% to 9.500%                60          7,693,025       12.74        9.269     677      128,217      93.48     12.61      0.00
9.501% to 10.000%               43          5,058,918        8.38        9.701     665      117,649      94.73      2.59      0.00
10.001% to 10.500%              10            948,691        1.57       10.284     649       94,869      92.88      2.07      0.00
11.001% to 11.500%               1             15,187        0.03       11.100     777       15,187      95.00      0.00      0.00
11.501% to 12.000%               4            261,070        0.43       11.885     730       65,267      91.96      0.00      0.00
12.001% to 12.500%               5            157,501        0.26       12.293     667       31,500      95.45      0.00      0.00
12.501% to 13.000%               5            102,429        0.17       12.706     663       20,486      95.00      0.00      0.00
13.001% to 13.500%               4            112,109        0.19       13.227     669       28,027      95.00      0.00      0.00
13.501% to 14.000%               4            175,732        0.29       13.720     647       43,933      95.00     22.95      0.00
TOTAL:                         408        $60,374,203      100.00%       8.239%    680     $147,976      87.76%    36.99%    12.44%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.750% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.239% per annum.


REMAINING MONTHS TO STATED MATURITY

                              NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                               OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF                     MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
REMAINING TERMS (MONTHS)      LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
------------------------     --------    -----------    ----------   --------   --------  -----------  --------    -----     ----
169 to 180                      10       $   223,960        0.37%      10.386%    649      $ 22,396       86.62%    62.61%    0.00%
229 to 240                       1            91,364        0.15       11.750     761        91,364       90.00      0.00     0.00
289 to 300                       1           140,952        0.23        8.990     639       140,952       85.98    100.00     0.00
349 to 360                     396        59,917,928       99.24        8.224     680       151,308       87.77     36.80    12.53
TOTAL:                         408       $60,374,203      100.00%       8.239%    680      $147,976       87.76%    36.99%   12.44%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 353 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                NUMBER    AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                  OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE     MORTGAGE    BALANCE      MORTGAGE     AVERAGE   CREDIT     BALANCE     ORIGINAL      FULL    PERCENT
LOAN PRINCIPAL BALANCES         LOANS    OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING      LTV        DOC       IO
--------------------------     --------  -----------   ----------   --------  --------  -----------    -------     ------    ------
$50,000 or less                   29     $   756,360       1.25%    10.646%      680      $ 26,081      89.29%      47.21%    0.00%
$50,001 to $100,000              133       9,687,847      16.05      8.876       678        72,841      90.71       30.25     1.61
$100,001 to $150,000              99      12,186,272      20.18      8.395       681       123,094      88.11       36.60     7.46
$150,001 to $200,000              55       9,359,057      15.50      8.126       690       170,165      88.28       40.85     9.44
$200,001 to $250,000              31       6,851,793      11.35      8.016       674       221,026      86.01       32.94    15.26
$250,001 to $300,000              24       6,460,810      10.70      7.749       684       269,200      87.54       38.14    20.17
$300,001 to $350,000              11       3,631,531       6.02      8.028       660       330,139      86.10       54.29     8.59
$350,001 to $400,000              10       3,702,018       6.13      7.663       693       370,202      85.01       29.67    20.09
$400,001 to $450,000              10       4,291,538       7.11      7.550       656       429,154      83.76       69.21    50.26
$450,001 to $500,000               1         473,022       0.78      9.375       683       473,022      95.00        0.00     0.00
$550,001 to $600,000               3       1,688,673       2.80      8.197       675       562,891      85.01        0.00     0.00
$600,001 to $650,000               2       1,285,282       2.13      9.225       731       642,641      95.00        0.00     0.00
TOTAL:                           408     $60,374,203     100.00%     8.239%      680      $147,976      87.76%      36.99%   12.44%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $9,807 to approximately $642,703 and the average outstanding principal balance of the Mortgage Loans was approximately $147,976.





PRODUCT TYPES

                              NUMBER      AGGREGATE                            WEIGHTED   AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                             MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT    BALANCE    ORIGINAL     FULL    PERCENT
PRODUCT TYPES                 LOANS      OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING    LTV        DOC       IO
-------------                --------    -----------   ----------   --------   --------  -----------  --------   -------   -------
15 Year Fixed Loans              9      $   176,126        0.29%      10.606%      671    $ 19,570      88.41%     52.46%    0.00%
20 Year Fixed Loans              1           91,364        0.15       11.750       761      91,364      90.00       0.00     0.00
25 Year Fixed Loans              1          140,952        0.23        8.990       639     140,952      85.98     100.00     0.00
30 Year Fixed Loans             67        6,498,924       10.76        8.686       690      96,999      85.90      43.98     3.22
1/29 LIBOR Loans                 1           71,845        0.12        8.500       668      71,845      95.00       0.00     0.00
2/28 LIBOR Loans               295       47,259,217       78.28        8.294       680     160,201      88.97      33.09     8.56
3/27 LIBOR Loans                10        2,001,605        3.32        7.173       692     200,161      79.86      52.62    22.01
5/25 LIBOR Loans                23        4,086,336        6.77        7.198       658     177,667      80.55      61.19    68.93
5/25 Treasury Loans              1           47,833        0.08        9.575       567      47,833      80.00     100.00     0.00
TOTAL:                         408      $60,374,203      100.00%       8.239%      680    $147,976      87.76%     36.99%   12.44%


AMORTIZATION TYPE


                              NUMBER      AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                             MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE             LOANS      OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING     LTV       DOC       IO
-----------------            --------    -----------   ----------   --------  --------  -----------  --------   -------   -------
Fully Amortizing               375       $52,816,574      87.48%     8.384%     682      $140,844      88.56%    33.39%     0.00%
Balloon                          1            47,833       0.08      9.575      567        47,833      80.00    100.00      0.00
60 Month Interest-Only          32         7,509,796      12.44      7.214      669       234,681      82.17     61.90    100.00
TOTAL:                         408       $60,374,203     100.00%     8.239%     680      $147,976      87.76%    36.99%    12.44%

ADJUSTMENT TYPE

                            NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                              OF        PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                           MORTGAGE      BALANCE       MORTGAGE     AVERAGE   CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE              LOANS     OUTSTANDING       POOL       COUPON    SCORE    OUTSTANDING      LTV       DOC       IO
---------------            --------    -----------    ----------   --------  -------   -----------   --------    ------   -------
ARM                           329      $53,419,004       88.48%      8.168%    679      $162,368       87.99%     35.93%   13.67%
Fixed Rate                     79        6,955,199       11.52       8.787     688        88,040       85.98      45.14     3.00
TOTAL:                        408      $60,374,203      100.00%      8.239%    680      $147,976       87.76%     36.99%   12.44%



STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                          NUMBER         AGGREGATE                             WEIGHTED   AVERAGE    WEIGHTED
                            OF           PRINCIPAL     PERCENT OF    WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE  PERCENT
GEOGRAPHIC               MORTGAGE         BALANCE       MORTGAGE      AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL    PERCENT
DISTRIBUTION               LOANS        OUTSTANDING       POOL        COUPON    SCORE   OUTSTANDING     LTV      DOC       IO
------------             --------      ------------    ----------    -------   -------  -----------  --------  -------    -----
Arizona                      13        $ 1,675,580        2.78%        7.766%    682     $128,891      90.08%    52.52%   53.51%
California                   38         10,268,142       17.01         7.665     669      270,214      81.95     39.56    20.77
Colorado                     15          3,132,599        5.19         7.976     679      208,840      85.87     15.05    40.99
Connecticut                   6            871,019        1.44         7.726     687      145,170      87.04    100.00     0.00
Delaware                      1             54,429        0.09         9.520     630       54,429      95.00      0.00     0.00
Florida                      36          4,977,791        8.24         8.231     667      138,272      86.22     25.71    13.18
Georgia                      17          2,160,256        3.58         8.630     663      127,074      92.28     15.56     0.00
Hawaii                        3            534,011        0.88         6.837     725      178,004      77.35     74.75     0.00
Idaho                         3            192,211        0.32         9.166     667       64,070      85.02     87.54    66.55
Illinois                     34          5,783,438        9.58         8.573     680      170,101      90.54     46.78     7.62
Indiana                       8            623,024        1.03         9.405     680       77,878      95.00     11.71     0.00
Iowa                          2            129,571        0.21         8.072     678       64,786      85.18     48.17    48.17
Kansas                        2            100,586        0.17         8.541     688       50,293      91.11     38.86     0.00
Louisiana                     6            520,219        0.86         9.477     641       86,703      90.44     11.00     0.00
Maryland                     10          1,484,342        2.46         8.424     677      148,434      86.24     25.93     0.00
Massachusetts                12          3,640,714        6.03         7.442     667      303,393      81.14     81.96    40.22
Michigan                     19          1,955,523        3.24         8.668     687      102,922      93.03     37.56     0.00
Minnesota                    10          1,455,871        2.41         8.313     721      145,587      93.12     39.26     0.00
Missouri                      2            255,733        0.42         8.034     728      127,866      90.00     70.27     0.00
Nevada                       13          2,199,732        3.64         8.431     692      169,210      91.09     14.05     0.00
New Hampshire                 1            111,906        0.19         8.800     724      111,906      75.00    100.00     0.00
New Jersey                    9          1,476,314        2.45         7.699     671      164,035      84.72     60.40     0.00
New Mexico                    1             97,467        0.16         9.000     713       97,467      95.00      0.00     0.00
New York                      9          3,097,291        5.13         8.461     709      344,143      92.97     46.37     0.00
North Carolina               16          1,591,797        2.64         8.522     699       99,487      91.44     12.93     0.00
Ohio                         19          2,102,712        3.48         9.394     680      110,669      93.80     23.67     0.00
Oregon                        1             82,390        0.14         7.840     677       82,390      90.00    100.00     0.00
Pennsylvania                  6            365,853        0.61         7.949     723       60,976      91.35     74.56     0.00
Rhode Island                  3            724,474        1.20         7.737     678      241,491      81.59     31.83    28.71
South Carolina                4            309,660        0.51         8.071     669       77,415      92.30     31.89     0.00
Tennessee                     9            892,705        1.48         8.812     687       99,189      95.00     16.63     0.00
Texas                        51          4,531,915        7.51         8.751     692       88,861      89.18     14.55     0.00
Utah                          5            420,287        0.70         8.839     671       84,057      95.00     28.17     0.00
Vermont                       1            260,495        0.43         7.300     610      260,495      79.82      0.00     0.00
Virginia                      8            937,469        1.55         8.157     667      117,184      90.00     68.41     0.00
Washington                   10            922,149        1.53         8.283     698       92,215      85.16     25.77    25.77
Wisconsin                     5            434,526        0.72         9.426     648       86,905      94.23     30.04     0.00
TOTAL:                      408        $60,374,203      100.00%        8.239%    680     $147,976      87.76%    36.99%   12.44%


(1) No more than approximately 2.13% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS


                               NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL             MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS            LOANS    OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
--------------------          --------  ------------   ----------   --------   --------  -----------  ---------   -------   ------
50.00% or less                     4    $   570,295        0.94%      7.258%     718      $142,574       42.08%     43.77%    0.00%
50.01% to 55.00%                   1        198,786        0.33       7.500      589       198,786       51.95     100.00     0.00
55.01% to 60.00%                   1        164,776        0.27       7.950      614       164,776       58.93       0.00     0.00
60.01% to 65.00%                   3        543,892        0.90       7.222      678       181,297       63.37       0.00     0.00
65.01% to 70.00%                   7        661,957        1.10       7.314      643        94,565       68.48      55.23    41.30
70.01% to 75.00%                  12      1,927,654        3.19       7.455      676       160,638       74.72      38.96     8.67
75.01% to 80.00%                  62     13,047,056       21.61       7.367      676       210,436       79.46      43.29    30.71
80.01% to 85.00%                  34      6,644,468       11.01       7.653      683       195,426       84.72      56.98    25.38
85.01% to 90.00%                  62      9,431,306       15.62       8.007      663       152,118       89.82      58.64    14.59
90.01% to 95.00%                 215     26,312,838       43.58       9.010      688       122,385       94.96      21.65     0.00
95.01% to 100.00%                  7        871,176        1.44       8.940      696       124,454       97.90      12.05     0.00
TOTAL:                           408    $60,374,203      100.00%      8.239%     680      $147,976       87.76%     36.99%   12.44%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 39.47% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.57% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 94.24%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 17.26%.



LOAN PURPOSE

                            NUMBER      AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL   PERCENT
LOAN PURPOSE                 LOANS     OUTSTANDING       POOL       COUPON    SCORE    OUTSTANDING     LTV       DOC      IO
------------               --------    -----------    ----------   --------  --------  -----------  --------    ------   ------
Purchase                     313       $44,878,713       74.33%      8.360%    684      $143,382      89.44%     33.64%   10.65%
Refinance - Cashout           89        14,584,224       24.16       7.881     669       163,868      82.59      46.62    17.19
Refinance - Rate Term          6           911,266        1.51       8.025     641       151,878      87.74      47.90    24.58
TOTAL:                       408       $60,374,203      100.00%      8.239%    680      $147,976      87.76%     36.99%   12.44%


PROPERTY TYPE

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE                 LOANS    OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
-------------               --------   -----------   ----------   --------   --------  -----------   ---------  -------    -------
Single Family                 210      $24,701,022     4091.00%   834.500%     678     $117,624        8894.00%  3203.00%  811.00%
Two- to Four-Family           136       26,301,461        0.44      0.082      684      193,393           0.87      0.43     0.15
Planned Unit Development       36        5,178,371        8.58      8.345      673      143,844          89.60     15.13     8.08
Condominium                    26        4,193,350        6.95      7.501      674      161,283          84.80     57.45    24.90
TOTAL:                        408      $60,374,203      100.00%     8.239%     680     $147,976          87.76%    36.99%   12.44%

DOCUMENTATION

                               NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                 OF        PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
FREMONT UNDERWRITING          MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL     PERCENT
GUIDELINES                      LOANS     OUTSTANDING       POOL        COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
----------                    --------    -----------    ----------    -------  ---------- -----------  --------  -------    ------
Full Documentation                39      $ 6,275,748      10.39%       10.395%     668     $160,917      83.74%   100.00%    0.00%
Stated Income                     14        2,193,898       3.63         7.446      680      156,707      70.10      0.00     0.00
FIELDSTONE UNDERWRITING
GUIDELINES
Full Documentation                43      $ 8,397,264      13.91%        7.334%     663     $195,285      81.17%   100.00%   53.37%
Stated Income                     17        4,110,850       6.81         7.434      695      241,815      79.33      0.00    43.78
24 Months Bank Statements          3          984,111       1.63         7.691      645      328,037      83.86      0.00    22.76
12 Months Bank Statements          8        1,476,391       2.45         7.720      659      184,549      84.03      0.00    42.64
CIT UNDERWRITING GUIDELINES
Stated Income                    159      $19,258,455      31.90%        9.231%     688     $121,122      93.83%     0.00%    0.00%
No Income Verification            46        7,571,683      12.54         8.555      684      164,602      92.10      0.00     0.00
Full Documentation                56        6,266,648      10.38         8.338      693      111,904      94.17    100.00     0.00
OTHER UNDERWRITING
GUIDELINES
Full Documentation                 7         $965,101       1.60%      744.000%     652     $137,872      85.21%   100.00%   17.32%
Stated Income                     14        2,328,006       3.86         7.588      690      166,286      77.70      0.00     8.95
All Other Documentation            2          546,048       0.90         8.270      613      273,024      86.74     78.24     0.00
TOTAL:                           408      $60,374,203     100.00%        8.239%     680     $147,976      87.76%    36.99%   12.44%


OCCUPANCY

                                NUMBER       AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                 OF          PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                               MORTGAGE        BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
OCCUPANCY                       LOANS       OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
---------                      --------     -----------   ----------   --------  --------  -----------  ---------  ------    ------
Second Home                      273         35,438,698       0.59       0.088      685      129,812       0.93     0.21     0.01
Investment                       135         24,935,505      41.30       7.441      673      184,707      80.51    60.18    28.87
TOTAL:                           408        $60,374,203     100.00%      8.239%     680     $147,976      87.76%   36.99%   12.44%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOANS AGE SUMMARY

                               NUMBER       AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE            MORTGAGE       BALANCE      MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
(MONTHS)                        LOANS      OUTSTANDING      POOL        COUPON    SCORE   OUTSTANDING    LTV       DOC      IO
--------                      --------     -----------   ----------    -------  --------  -----------  --------   -----    -----
1                                 6       $   725,128       1.20%       7.083%     685     $120,855     67.38%    44.69%   23.05%
2                                56         9,305,985      15.41        7.393      668      166,178     80.36     66.41     0.00
3                                 6           754,810       1.25        7.130      731      125,802     83.73     64.70     0.00
5                                 3           654,339       1.08        7.448      675      218,113     84.66     30.60     0.00
6                                 2           274,658       0.45        8.577      661      137,329     85.00      0.00    75.82
7                               252        31,950,488      52.92        8.905      686      126,788     93.65     20.36     0.00
8                                44         7,988,331      13.23        7.775      677      181,553     81.53     45.27    37.52
9                                38         8,331,174      13.80        7.317      667      219,241     81.78     60.23    49.66
10                                1           389,291       0.64        8.470      723      389,291     90.00      0.00     0.00
TOTAL:                          408       $60,374,203     100.00%       8.239%     680     $147,976     87.76%    36.99%   12.44%


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 7 months.

ORIGINAL PREPAYMENT PENALTY TERM


                                NUMBER      AGGREGATE                            WEIGHTED   AVERAGE    WEIGHTED
                                  OF        PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT            MORTGAGE      BALANCE      MORTGAGE      AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL    PERCENT
PENALTY TERM                     LOANS     OUTSTANDING      POOL        COUPON    SCORE   OUTSTANDING     LTV      DOC       IO
------------                   --------    -----------   ----------    --------  -------- -----------  --------   ------    ------
None                             158      $23,008,712        38.11%      8.698%    686     $145,625      90.89%    23.66%    3.09%
6 Months                           2          196,049         0.32       8.389     687       98,025      89.00    100.00     0.00
12 Months                         19        3,755,195         6.22       7.711     660      197,642      84.07     58.98    13.85
24 Months                        146       22,725,866        37.64       8.013     675      155,657      86.47     44.25    15.96
30 Months                          1          104,641         0.17       8.250     691      104,641      75.71      0.00     0.00
36 Months                         81       10,535,907        17.45       7.904     684      130,073      85.17     41.51    25.16
60 Months                          1           47,833         0.08       9.575     567       47,833      80.00    100.00     0.00
TOTAL:                           408      $60,374,203       100.00%      8.239%    680     $147,976      87.76%    36.99%   12.44%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


CREDIT SCORES


                             NUMBER       AGGREGATE                               WEIGHTED   AVERAGE    WEIGHTED
                               OF         PRINCIPAL      PERCENT OF     WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF                    MORTGAGE       BALANCE        MORTGAGE       AVERAGE   CREDIT    BALANCE    ORIGINAL     FULL    PERCENT
CREDIT SCORES                 LOANS      OUTSTANDING        POOL         COUPON    SCORE   OUTSTANDING     LTV       DOC       IO
-------------               --------     -----------     ----------     --------  -------  -----------  --------   ------    ------
501 to 525                       1      $   118,809         0.20%         9.275%    521      $118,809     75.00%      0.00%    0.00%
551 to 575                       2          487,753         0.81          7.929     564       243,877     80.00     100.00    90.19
576 to 600                      11        1,346,616         2.23          7.548     591       122,420     75.71      86.17    45.19
601 to 625                      31        4,491,108         7.44          8.579     616       144,874     87.10      47.97     4.64
626 to 650                      78       12,209,321        20.22          8.359     637       156,530     89.38      44.92    11.71
651 to 675                      82       10,850,848        17.97          8.489     663       132,327     88.14      27.99     8.38
676 to 700                      69       10,889,114        18.04          8.176     686       157,813     87.18      25.50    18.31
701 to 725                      57        8,605,552        14.25          8.090     714       150,975     88.30      42.63     8.67
726 to 750                      34        6,219,587        10.30          7.936     738       182,929     85.91      30.45    18.88
751 to 775                      25        3,301,972         5.47          8.120     763       132,079     90.87      41.06     0.00
776 to 800                      18        1,853,524         3.07          7.978     785       102,974     89.61      16.90     0.00
TOTAL:                         408      $60,374,203       100.00%         8.239%    680      $147,976     87.76%     36.99%   12.44%


The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 521 to 798 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 680.


CREDIT GRADES

                                   NUMBER     AGGREGATE                         WEIGHTED   AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL    PERCENT
FREMONT UNDERWRITING GUIDELINES     LOANS    OUTSTANDING     POOL      COUPON    SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------   --------   -----------  ----------  --------  -------  -----------  --------   ------    ------
A+                                    45     $ 7,214,759    11.95%      7.319%    669     $160,328      82.42%    78.87%    0.00%
A                                      1         269,534     0.45%      6.750     695      269,534      75.00      0.00     0.00
A-                                     5         576,728     0.96%      7.829     645      115,346      74.84     58.26     0.00
B                                      1         159,018     0.26%      7.600     701      159,018      65.00      0.00     0.00
C                                      1         249,609     0.41%      7.250     738      249,609      44.09    100.00     0.00
FIELDSTONE UNDERWRITING
GUIDELINES
A                                     71      14,968,616    24.79%      7.423     670      210,826      81.12     56.10    47.66
CIT UNDERWRITING GUIDELINES
AA                                    30     $   948,645     1.57%     12.224%    689     $ 31,621      94.24%    14.25%    0.00%
A                                    230      32,087,116    53.15%      8.806     688      139,509      93.48     19.11     0.00
B+                                     1          61,025     0.10%     10.500     609       61,025      90.00      0.00     0.00
OTHER UNDERWRITING GUIDELINES
All Other Credit Grades               23     $ 3,839,155     6.36%      7.648%    669     $166,920      80.87%    36.27%    9.78%
TOTAL:                               408     $60,374,203   100.00%      8.239%    680     $147,976      87.76%    36.99%   12.44%

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                          NUMBER      AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                            OF        PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF                 MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
GROSS MARGINS              LOANS     OUTSTANDING        POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
-------------            --------    -----------     ----------   --------   -------   -----------   --------    ------   ------
4.501% to 5.000%              1      $    75,717         0.14%      9.240%      625     $ 75,717        95.00%   100.00%    0.00%
5.001% to 5.500%             10        2,064,412         3.86       6.902       672      206,441        83.38     88.16    57.72
5.501% to 6.000%             38        7,991,596        14.96       7.290       686      210,305        82.20     59.07    42.74
6.001% to 6.500%             38        7,801,621        14.60       7.518       675      205,306        82.06     34.67    31.86
6.501% to 7.000%             73       11,558,225        21.64       7.607       679      158,332        84.50     58.53     0.00
7.001% to 7.500%             53        6,889,706        12.90       8.504       695      129,994        93.75     22.25     0.00
7.501% to 8.000%             52        8,124,378        15.21       9.029       681      156,238        94.23     14.96     2.56
8.001% to 8.500%             44        6,008,183        11.25       9.356       670      136,550        93.68      4.82     0.00
8.501% to 9.000%             18        2,495,970         4.67       9.759       658      138,665        94.51      0.00     0.00
9.001% to 9.500%              2          409,194         0.77       9.848       615      204,597        90.84     16.75     0.00
TOTAL:                      329      $53,419,004       100.00%      8.168%      679     $162,368        87.99%    35.93%   13.67%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.750% per annum to 9.270% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 7.047% per annum.


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                           WEIGHTED   AVERAGE    WEIGHTED
                                           PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM            NUMBER OF       BALANCE      MORTGAGE     AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL    PERCENT
MORTGAGE RATES           MORTGAGE LOANS   OUTSTANDING      POOL       COUPON    SCORE   OUTSTANDING     LTV      DOC       IO
-------------            --------------   -----------   ----------   --------  -------  -----------  --------   ------   ------
11.501% to 12.000%              3         $   454,779       0.85%     6.534%     730     $151,593     76.18%    71.89%   31.66%
12.001% to 12.500%              6           1,317,365       2.47      6.482      721      219,561      79.79     43.29    45.39
12.501% to 13.000%             26           5,674,217      10.62      7.128      679      218,239      82.38     53.60    51.17
13.001% to 13.500%             55           9,283,676      17.38      7.599      688      168,794      87.21     52.06    23.07
13.501% to 14.000%             61          11,397,892      21.34      7.869      680      186,851      86.96     42.69     9.63
14.001% to 14.500%             55           8,010,808      15.00      8.169      670      145,651      88.50     48.17     0.00
14.501% to 15.000%             40           5,708,848      10.69      8.781      675      142,721      90.81     12.99     7.29
15.001% to 15.500%             42           5,846,789      10.95      9.227      679      139,209      91.55     11.32     0.00
15.501% to 16.000%             33           4,765,468       8.92      9.470      666      144,408      93.01      3.29     0.00
16.001% to 16.500%              8             959,163       1.80      9.886      649      119,895      90.40     14.16     0.00
TOTAL:                        329         $53,419,004     100.00%     8.168%     679     $162,368     87.99%    35.93%   13.67%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.750% per annum to 16.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.121% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE                           WEIGHTED   AVERAGE    WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
NEXT RATE                   MORTGAGE     BALANCE      MORTGAGE     AVERAGE   CREDIT    BALANCE    ORIGINAL     FULL   PERCENT
ADJUSTMENT DATE               LOANS    OUTSTANDING      POOL       COUPON    SCORE   OUTSTANDING     LTV       DOC       IO
---------------             --------   -----------   ----------   --------  -------  -----------  --------   ------   ------
August 2005                      1     $    71,845      0.13%      8.500%     668     $ 71,845      95.00%     0.00%    0.00%
June 2006                       18       4,891,351      9.16       7.369      668      271,742      82.59     55.27    39.42
July 2006                       20       4,843,280      9.07       7.620      683      242,164      81.40     44.30    35.93
August 2006                    203      28,703,871     53.73       8.840      685      141,398      93.93     17.94     0.00
September 2006                   2         274,658      0.51       8.577      661      137,329      85.00      0.00    75.82
October 2006                     1         200,244      0.37       8.150      615      200,244      90.00    100.00     0.00
December 2006                    5         673,533      1.26       6.983      741      134,707      82.97     60.44     0.00
January 2007                    42       7,167,960     13.42       7.381      663      170,666      79.95     65.71     0.00
February 2007                    4         504,320      0.94       7.248      671      126,080      79.45     64.26    33.14
July 2007                        2         440,647      0.82       7.387      672      220,323      87.15    100.00   100.00
August 2007                      3         341,033      0.64       7.700      685      113,678      85.75    100.00     0.00
October 2007                     2         454,095      0.85       7.139      702      227,048      82.31      0.00     0.00
January 2008                     2         615,963      1.15       6.886      694      307,981      79.41     44.08     0.00
February 2008                    1         149,868      0.28       6.625      733      149,868      39.47      0.00     0.00
June 2009                       17       3,193,419      5.98       7.180      661      187,848      81.08     64.75    69.19
July 2009                        6         892,917      1.67       7.262      649      148,820      78.63     48.45    68.01
TOTAL:                         329     $53,419,004    100.00%      8.168%     679     $162,368      87.99%    35.93%   13.67%


ORIGINATORS

                             NUMBER      AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
ORIGINATORS                   LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
-----------                 --------    -----------   ----------   --------   -------   -----------  --------   ------     ------
Fremont                        71       $14,968,616      24.79%      7.243%     670      $210,826      81.12%    56.10%     47.66%
Fieldstone                     53         8,469,646      14.03       7.339      671       159,805      80.21     74.10       0.00
CIT                           261        33,096,786      54.82       0.089      688       126,808      93.49     18.93       0.00
Other                          23         3,839,155       6.36       7.648      669       166,920      80.87     36.27       9.78
TOTAL:                        408       $60,374,203     100.00%      8.239%     680      $147,976      87.76%    36.99%     12.44%

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance        $60,374,203
Aggregate Original Principal Balance           $60,615,951
Number of Mortgage Loans                           408


                              MINIMUM            MAXIMUM              AVERAGE (1)
                              -------            -------             -----------
Original Principal Balance   $10,000            $645,050               $148,569
Outstanding Principal
Balance                       $9,807            $642,703               $147,976

                                                                       WEIGHTED
                              MINIMUM            MAXIMUM              AVERAGE (2)
                              -------            -------             -----------
Original Term (mos)            180                 360                   359
Stated remaining Term
(mos)                          171                 359                   353
Loan Age (mos)                  1                  10                     7
Current Interest Rate         5.750%             13.750%                8.239%
Initial Interest Rate
Cap(4)                        1.000%             3.000%                 2.875%
Periodic Rate Cap(4)          1.000%             2.000%                 1.144%
Gross Margin(4)               4.750%             9.270%                 7.047%
Maximum Mortgage Rate(4)     11.750%             16.450%               14.121%
Minimum Mortgage Rate(4)      4.750%             9.450%                 7.479%
Months to Roll(4)            500.000%           5200.000%             2100.000%
Original Loan-to-Value        39.47%             100.00%                87.76%
Credit Score (3)               521                 798                   680

                             EARLIEST            LATEST
                            ---------          ----------
Maturity Date               06/01/2019         02/01/2035

                          PERCENT OF                                    PERCENT OF
LIEN POSITION           MORTGAGE POOL     YEAR OF ORIGINATION          MORTGAGE POOL
-------------           -------------     -------------------          -------------
1st Lien                   98.43%         2004                              98.80%
2nd Lien                     1.57         2005                                1.20

OCCUPANCY                                 LOAN PURPOSE
Primary                     0.00%         Purchase                          74.33%
Second Home                  0.59         Refinance - Rate/Term               1.51
Investment                  41.30         Refinance - Cashout                24.16

LOAN TYPE                                 PROPERTY TYPE
Fixed Rate                 11.52%         Single Family                     40.91%
ARM                         88.48         Two- to Four-Family                 0.44
                                          Planned Unit Development            8.58
AMORTIZATION TYPE                         Condominium                         6.95
Fully Amortizing           87.48%         Townhouse

Interest Only               12.44         Manufactured Housing
Balloon                      0.08


(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                              NUMBER        AGGREGATE                            WEIGHTED   AVERAGE    WEIGHTED
                                OF          PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF                     MORTGAGE        BALANCE       MORTGAGE     AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL    PERCENT
MORTGAGE RATES                 LOANS       OUTSTANDING       POOL       COUPON    SCORE   OUTSTANDING     LTV      DOC       IO
--------------               --------     ------------    ----------   --------  -------- -----------  --------  -------   -------
5.501% to 6.000%                 1           $144,000       0.24%       5.750%     690     $144,000     67.92%   100.00%   100.00%
6.001% to 6.500%                 8          1,947,199        3.23        6.416     697      243,400      81.56     65.32     30.71
6.501% to 7.000%                38          7,523,167       12.46        6.869     689      197,978      79.74     61.68     38.59
7.001% to 7.500%                49          8,631,816       14.30        7.311     682      176,160      81.67     61.42     25.90
7.501% to 8.000%                49         10,004,240       16.57        7.804     671      204,168      85.17     49.82     12.12
8.001% to 8.500%                65          8,686,114       14.39        8.334     689      133,633      91.04     40.48      0.00
8.501% to 9.000%                62          8,913,007       14.76        8.789     682      143,758      91.79     14.72      4.67
9.001% to 9.500%                60          7,693,025       12.74        9.269     677      128,217      93.48     12.61      0.00
9.501% to 10.000%               43          5,058,918        8.38        9.701     665      117,649      94.73      2.59      0.00
10.001% to 10.500%              10            948,691        1.57       10.284     649       94,869      92.88      2.07      0.00
11.001% to 11.500%               1             15,187        0.03       11.100     777       15,187      95.00      0.00      0.00
11.501% to 12.000%               4            261,070        0.43       11.885     730       65,267      91.96      0.00      0.00
12.001% to 12.500%               5            157,501        0.26       12.293     667       31,500      95.45      0.00      0.00
12.501% to 13.000%               5            102,429        0.17       12.706     663       20,486      95.00      0.00      0.00
13.001% to 13.500%               4            112,109        0.19       13.227     669       28,027      95.00      0.00      0.00
13.501% to 14.000%               4            175,732        0.29       13.720     647       43,933      95.00     22.95      0.00
TOTAL:                         408        $60,374,203      100.00%       8.239%    680     $147,976      87.76%    36.99%    12.44%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.750% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.239% per annum.


REMAINING MONTHS TO STATED MATURITY

                              NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                               OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF                     MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
REMAINING TERMS (MONTHS)      LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
------------------------     --------    -----------    ----------   --------   --------  -----------  --------    -----     ----
169 to 180                      10          $223,960        0.37%      10.386%    649      $ 22,396       86.62%    62.61%    0.00%
229 to 240                       1            91,364        0.15       11.750     761        91,364       90.00      0.00     0.00
289 to 300                       1           140,952        0.23        8.990     639       140,952       85.98    100.00     0.00
349 to 360                     396        59,917,928       99.24        8.224     680       151,308       87.77     36.80    12.53
TOTAL:                         408       $60,374,203      100.00%       8.239%    680      $147,976       87.76%    36.99%   12.44%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 353 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                NUMBER    AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                  OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE     MORTGAGE    BALANCE      MORTGAGE     AVERAGE   CREDIT     BALANCE     ORIGINAL      FULL    PERCENT
LOAN PRINCIPAL BALANCES         LOANS    OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING      LTV        DOC       IO
-----------------------        --------  -----------   ----------   --------  --------  -----------    -------     ------    ------
$50,000 or less                   29     $   756,360       1.25%    10.646%      680      $ 26,081      89.29%      47.21%    0.00%
$50,001 to $100,000              133       9,687,847      16.05      8.876       678        72,841      90.71       30.25     1.61
$100,001 to $150,000              99      12,186,272      20.18      8.395       681       123,094      88.11       36.60     7.46
$150,001 to $200,000              55       9,359,057      15.50      8.126       690       170,165      88.28       40.85     9.44
$200,001 to $250,000              31       6,851,793      11.35      8.016       674       221,026      86.01       32.94    15.26
$250,001 to $300,000              24       6,460,810      10.70      7.749       684       269,200      87.54       38.14    20.17
$300,001 to $350,000              11       3,631,531       6.02      8.028       660       330,139      86.10       54.29     8.59
$350,001 to $400,000              10       3,702,018       6.13      7.663       693       370,202      85.01       29.67    20.09
$400,001 to $450,000              10       4,291,538       7.11      7.550       656       429,154      83.76       69.21    50.26
$450,001 to $500,000               1         473,022       0.78      9.375       683       473,022      95.00        0.00     0.00
$550,001 to $600,000               3       1,688,673       2.80      8.197       675       562,891      85.01        0.00     0.00
$600,001 to $650,000               2       1,285,282       2.13      9.225       731       642,641      95.00        0.00     0.00
TOTAL:                           408     $60,374,203     100.00%     8.239%      680      $147,976      87.76%      36.99%   12.44%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $9,807 to approximately $642,703 and the average outstanding principal balance of the Mortgage Loans was approximately $147,976.





PRODUCT TYPES

                              NUMBER      AGGREGATE                            WEIGHTED   AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                             MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT    BALANCE    ORIGINAL     FULL    PERCENT
PRODUCT TYPES                 LOANS      OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING    LTV        DOC       IO
-------------                --------    -----------   ----------   --------   --------  -----------  --------   -------   -------
15 Year Fixed Loans              9      $   176,126        0.29%      10.606%      671     $19,570      88.41%     52.46%    0.00%
20 Year Fixed Loans              1           91,364        0.15       11.750       761      91,364      90.00       0.00     0.00
25 Year Fixed Loans              1          140,952        0.23        8.990       639     140,952      85.98     100.00     0.00
30 Year Fixed Loans             67        6,498,924       10.76        8.686       690      96,999      85.90      43.98     3.22
1/29 LIBOR Loans                 1           71,845        0.12        8.500       668      71,845      95.00       0.00     0.00
2/28 LIBOR Loans               295       47,259,217       78.28        8.294       680     160,201      88.97      33.09     8.56
3/27 LIBOR Loans                10        2,001,605        3.32        7.173       692     200,161      79.86      52.62    22.01
5/25 LIBOR Loans                23        4,086,336        6.77        7.198       658     177,667      80.55      61.19    68.93
5/25 Treasury Loans              1           47,833        0.08        9.575       567      47,833      80.00     100.00     0.00
TOTAL:                         408      $60,374,203      100.00%       8.239%      680    $147,976      87.76%     36.99%   12.44%


AMORTIZATION TYPE


                              NUMBER      AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                             MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE             LOANS      OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING     LTV       DOC       IO
-----------------            --------    -----------   ----------   --------  --------  -----------  --------   -------   -------
Fully Amortizing               375       $52,816,574      87.48%     8.384%     682      $140,844      88.56%    33.39%     0.00%
Balloon                          1            47,833       0.08      9.575      567        47,833      80.00    100.00      0.00
60 Month Interest-Only          32         7,509,796      12.44      7.214      669       234,681      82.17     61.90    100.00
TOTAL:                         408       $60,374,203     100.00%     8.239%     680      $147,976      87.76%    36.99%    12.44%

ADJUSTMENT TYPE

                            NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                              OF        PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                           MORTGAGE      BALANCE       MORTGAGE     AVERAGE   CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE              LOANS     OUTSTANDING       POOL       COUPON    SCORE    OUTSTANDING      LTV       DOC       IO
---------------            --------    -----------    ----------   --------  -------   -----------   --------    ------   -------
ARM                           329      $53,419,004       88.48%      8.168%    679      $162,368       87.99%     35.93%   13.67%
Fixed Rate                     79        6,955,199       11.52       8.787     688        88,040       85.98      45.14     3.00
TOTAL:                        408      $60,374,203      100.00%      8.239%    680      $147,976       87.76%     36.99%   12.44%



STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                          NUMBER         AGGREGATE                             WEIGHTED   AVERAGE    WEIGHTED
                            OF           PRINCIPAL     PERCENT OF    WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE  PERCENT
GEOGRAPHIC               MORTGAGE         BALANCE       MORTGAGE      AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL    PERCENT
DISTRIBUTION               LOANS        OUTSTANDING       POOL        COUPON    SCORE   OUTSTANDING     LTV      DOC       IO
------------             --------      ------------    ----------    -------   -------  -----------  --------  -------    -----
Arizona                      13         $1,675,580        2.78%        7.766%    682     $128,891      90.08%    52.52%   53.51%
California                   38         10,268,142       17.01         7.665     669      270,214      81.95     39.56    20.77
Colorado                     15          3,132,599        5.19         7.976     679      208,840      85.87     15.05    40.99
Connecticut                   6            871,019        1.44         7.726     687      145,170      87.04    100.00     0.00
Delaware                      1             54,429        0.09         9.520     630       54,429      95.00      0.00     0.00
Florida                      36          4,977,791        8.24         8.231     667      138,272      86.22     25.71    13.18
Georgia                      17          2,160,256        3.58         8.630     663      127,074      92.28     15.56     0.00
Hawaii                        3            534,011        0.88         6.837     725      178,004      77.35     74.75     0.00
Idaho                         3            192,211        0.32         9.166     667       64,070      85.02     87.54    66.55
Illinois                     34          5,783,438        9.58         8.573     680      170,101      90.54     46.78     7.62
Indiana                       8            623,024        1.03         9.405     680       77,878      95.00     11.71     0.00
Iowa                          2            129,571        0.21         8.072     678       64,786      85.18     48.17    48.17
Kansas                        2            100,586        0.17         8.541     688       50,293      91.11     38.86     0.00
Louisiana                     6            520,219        0.86         9.477     641       86,703      90.44     11.00     0.00
Maryland                     10          1,484,342        2.46         8.424     677      148,434      86.24     25.93     0.00
Massachusetts                12          3,640,714        6.03         7.442     667      303,393      81.14     81.96    40.22
Michigan                     19          1,955,523        3.24         8.668     687      102,922      93.03     37.56     0.00
Minnesota                    10          1,455,871        2.41         8.313     721      145,587      93.12     39.26     0.00
Missouri                      2            255,733        0.42         8.034     728      127,866      90.00     70.27     0.00
Nevada                       13          2,199,732        3.64         8.431     692      169,210      91.09     14.05     0.00
New Hampshire                 1            111,906        0.19         8.800     724      111,906      75.00    100.00     0.00
New Jersey                    9          1,476,314        2.45         7.699     671      164,035      84.72     60.40     0.00
New Mexico                    1             97,467        0.16         9.000     713       97,467      95.00      0.00     0.00
New York                      9          3,097,291        5.13         8.461     709      344,143      92.97     46.37     0.00
North Carolina               16          1,591,797        2.64         8.522     699       99,487      91.44     12.93     0.00
Ohio                         19          2,102,712        3.48         9.394     680      110,669      93.80     23.67     0.00
Oregon                        1             82,390        0.14         7.840     677       82,390      90.00    100.00     0.00
Pennsylvania                  6            365,853        0.61         7.949     723       60,976      91.35     74.56     0.00
Rhode Island                  3            724,474        1.20         7.737     678      241,491      81.59     31.83    28.71
South Carolina                4            309,660        0.51         8.071     669       77,415      92.30     31.89     0.00
Tennessee                     9            892,705        1.48         8.812     687       99,189      95.00     16.63     0.00
Texas                        51          4,531,915        7.51         8.751     692       88,861      89.18     14.55     0.00
Utah                          5            420,287        0.70         8.839     671       84,057      95.00     28.17     0.00
Vermont                       1            260,495        0.43         7.300     610      260,495      79.82      0.00     0.00
Virginia                      8            937,469        1.55         8.157     667      117,184      90.00     68.41     0.00
Washington                   10            922,149        1.53         8.283     698       92,215      85.16     25.77    25.77
Wisconsin                     5            434,526        0.72         9.426     648       86,905      94.23     30.04     0.00
TOTAL:                      408        $60,374,203      100.00%        8.239%    680     $147,976      87.76%    36.99%   12.44%


(1) No more than approximately 2.13% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS


                               NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL             MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS            LOANS    OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
--------------------          --------  ------------   ----------   --------   --------  -----------  ---------   -------   ------
50.00% or less                     4    $   570,295        0.94%      7.258%     718      $142,574       42.08%     43.77%    0.00%
50.01% to 55.00%                   1        198,786        0.33       7.500      589       198,786       51.95     100.00     0.00
55.01% to 60.00%                   1        164,776        0.27       7.950      614       164,776       58.93       0.00     0.00
60.01% to 65.00%                   3        543,892        0.90       7.222      678       181,297       63.37       0.00     0.00
65.01% to 70.00%                   7        661,957        1.10       7.314      643        94,565       68.48      55.23    41.30
70.01% to 75.00%                  12      1,927,654        3.19       7.455      676       160,638       74.72      38.96     8.67
75.01% to 80.00%                  62     13,047,056       21.61       7.367      676       210,436       79.46      43.29    30.71
80.01% to 85.00%                  34      6,644,468       11.01       7.653      683       195,426       84.72      56.98    25.38
85.01% to 90.00%                  62      9,431,306       15.62       8.007      663       152,118       89.82      58.64    14.59
90.01% to 95.00%                 215     26,312,838       43.58       9.010      688       122,385       94.96      21.65     0.00
95.01% to 100.00%                  7        871,176        1.44       8.940      696       124,454       97.90      12.05     0.00
TOTAL:                           408    $60,374,203      100.00%      8.239%     680      $147,976       87.76%     36.99%   12.44%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 39.47% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.57% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 94.24%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 17.26%.



LOAN PURPOSE

                            NUMBER      AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL   PERCENT
LOAN PURPOSE                 LOANS     OUTSTANDING       POOL       COUPON    SCORE    OUTSTANDING     LTV       DOC      IO
------------               --------    -----------    ----------   --------  --------  -----------  --------    ------   ------
Purchase                     313       $44,878,713       74.33%      8.360%    684      $143,382      89.44%     33.64%   10.65%
Refinance - Cashout           89        14,584,224       24.16       7.881     669       163,868      82.59      46.62    17.19
Refinance - Rate Term          6           911,266        1.51       8.025     641       151,878      87.74      47.90    24.58
TOTAL:                       408       $60,374,203      100.00%      8.239%    680      $147,976      87.76%     36.99%   12.44%


PROPERTY TYPE

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE                 LOANS    OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
-------------               --------   -----------   ----------   --------   --------  -----------   ---------  -------    -------
Single Family                 210      $24,701,022     4091.00%   834.500%     678     $117,624        8894.00%  3203.00%  811.00%
Two- to Four-Family           136       26,301,461        0.44      0.082      684      193,393           0.87      0.43     0.15
Planned Unit Development       36        5,178,371        8.58      8.345      673      143,844          89.60     15.13     8.08
Condominium                    26        4,193,350        6.95      7.501      674      161,283          84.80     57.45    24.90
TOTAL:                        408      $60,374,203      100.00%     8.239%     680     $147,976          87.76%    36.99%   12.44%

DOCUMENTATION

                               NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                 OF        PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
FREMONT UNDERWRITING          MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL     PERCENT
GUIDELINES                      LOANS     OUTSTANDING       POOL        COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------------           --------    -----------    ----------    -------  ---------- -----------  --------  -------    ------
Full Documentation                39      $ 6,275,748      10.39%       10.395%     668     $160,917      83.74%   100.00%    0.00%
Stated Income                     14        2,193,898       3.63         7.446      680      156,707      70.10      0.00     0.00
FIELDSTONE UNDERWRITING
GUIDELINES
Full Documentation                43      $ 8,397,264      13.91%        7.334%     663     $195,285      81.17%   100.00%   53.37%
Stated Income                     17        4,110,850       6.81         7.434      695      241,815      79.33      0.00    43.78
24 Months Bank Statements          3          984,111       1.63         7.691      645      328,037      83.86      0.00    22.76
12 Months Bank Statements          8        1,476,391       2.45         7.720      659      184,549      84.03      0.00    42.64
CIT UNDERWRITING GUIDELINES
Stated Income                    159      $19,258,455      31.90%        9.231%     688     $121,122      93.83%     0.00%    0.00%
No Income Verification            46        7,571,683      12.54         8.555      684      164,602      92.10      0.00     0.00
Full Documentation                56        6,266,648      10.38         8.338      693      111,904      94.17    100.00     0.00
OTHER UNDERWRITING
GUIDELINES
Full Documentation                 7      $   965,101       1.60%      744.000%     652     $137,872      85.21%   100.00%   17.32%
Stated Income                     14        2,328,006       3.86         7.588      690      166,286      77.70      0.00     8.95
All Other Documentation            2          546,048       0.90         8.270      613      273,024      86.74     78.24     0.00
TOTAL:                           408      $60,374,203     100.00%        8.239%     680     $147,976      87.76%    36.99%   12.44%


OCCUPANCY

                                NUMBER       AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                 OF          PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                               MORTGAGE        BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
OCCUPANCY                       LOANS       OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
---------                      --------     -----------   ----------   --------  --------  -----------  ---------  ------    ------
Second Home                      273         35,438,698       0.59       0.088      685      129,812       0.93     0.21     0.01
Investment                       135         24,935,505      41.30       7.441      673      184,707      80.51    60.18    28.87
TOTAL:                           408        $60,374,203     100.00%      8.239%     680     $147,976      87.76%   36.99%   12.44%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOANS AGE SUMMARY

                               NUMBER       AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE            MORTGAGE       BALANCE      MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
(MONTHS)                        LOANS      OUTSTANDING      POOL        COUPON    SCORE   OUTSTANDING    LTV       DOC      IO
------------------            --------     -----------   ----------    -------  --------  -----------  --------   -----    -----
1                                 6       $   725,128       1.20%       7.083%     685     $120,855     67.38%    44.69%   23.05%
2                                56         9,305,985      15.41        7.393      668      166,178     80.36     66.41     0.00
3                                 6           754,810       1.25        7.130      731      125,802     83.73     64.70     0.00
5                                 3           654,339       1.08        7.448      675      218,113     84.66     30.60     0.00
6                                 2           274,658       0.45        8.577      661      137,329     85.00      0.00    75.82
7                               252        31,950,488      52.92        8.905      686      126,788     93.65     20.36     0.00
8                                44         7,988,331      13.23        7.775      677      181,553     81.53     45.27    37.52
9                                38         8,331,174      13.80        7.317      667      219,241     81.78     60.23    49.66
10                                1           389,291       0.64        8.470      723      389,291     90.00      0.00     0.00
TOTAL:                          408       $60,374,203     100.00%       8.239%     680     $147,976     87.76%    36.99%   12.44%


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 7 months.

ORIGINAL PREPAYMENT PENALTY TERM


                                NUMBER      AGGREGATE                            WEIGHTED   AVERAGE    WEIGHTED
                                  OF        PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT            MORTGAGE      BALANCE      MORTGAGE      AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL    PERCENT
PENALTY TERM                     LOANS     OUTSTANDING      POOL        COUPON    SCORE   OUTSTANDING     LTV      DOC       IO
------------                   --------    -----------   ----------    --------  -------- -----------  --------   ------    ------
None                             158      $23,008,712        38.11%      8.698%    686     $145,625      90.89%    23.66%    3.09%
6 Months                           2          196,049         0.32       8.389     687       98,025      89.00    100.00     0.00
12 Months                         19        3,755,195         6.22       7.711     660      197,642      84.07     58.98    13.85
24 Months                        146       22,725,866        37.64       8.013     675      155,657      86.47     44.25    15.96
30 Months                          1          104,641         0.17       8.250     691      104,641      75.71      0.00     0.00
36 Months                         81       10,535,907        17.45       7.904     684      130,073      85.17     41.51    25.16
60 Months                          1           47,833         0.08       9.575     567       47,833      80.00    100.00     0.00
TOTAL:                           408      $60,374,203       100.00%      8.239%    680     $147,976      87.76%    36.99%   12.44%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


CREDIT SCORES


                             NUMBER       AGGREGATE                               WEIGHTED   AVERAGE    WEIGHTED
                               OF         PRINCIPAL      PERCENT OF     WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF                    MORTGAGE       BALANCE        MORTGAGE       AVERAGE   CREDIT    BALANCE    ORIGINAL     FULL    PERCENT
CREDIT SCORES                 LOANS      OUTSTANDING        POOL         COUPON    SCORE   OUTSTANDING     LTV       DOC       IO
-------------               --------     -----------     ----------     --------  -------  -----------  --------   ------    ------
501 to 525                       1      $   118,809         0.20%         9.275%    521      $118,809     75.00%      0.00%    0.00%
551 to 575                       2          487,753         0.81          7.929     564       243,877     80.00     100.00    90.19
576 to 600                      11        1,346,616         2.23          7.548     591       122,420     75.71      86.17    45.19
601 to 625                      31        4,491,108         7.44          8.579     616       144,874     87.10      47.97     4.64
626 to 650                      78       12,209,321        20.22          8.359     637       156,530     89.38      44.92    11.71
651 to 675                      82       10,850,848        17.97          8.489     663       132,327     88.14      27.99     8.38
676 to 700                      69       10,889,114        18.04          8.176     686       157,813     87.18      25.50    18.31
701 to 725                      57        8,605,552        14.25          8.090     714       150,975     88.30      42.63     8.67
726 to 750                      34        6,219,587        10.30          7.936     738       182,929     85.91      30.45    18.88
751 to 775                      25        3,301,972         5.47          8.120     763       132,079     90.87      41.06     0.00
776 to 800                      18        1,853,524         3.07          7.978     785       102,974     89.61      16.90     0.00
TOTAL:                         408      $60,374,203       100.00%         8.239%    680      $147,976     87.76%     36.99%   12.44%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 521 to 798 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 680.


CREDIT GRADES

                                   NUMBER     AGGREGATE                         WEIGHTED   AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL    PERCENT
FREMONT UNDERWRITING GUIDELINES     LOANS    OUTSTANDING     POOL      COUPON    SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------   --------   -----------  ----------  --------  -------  -----------  --------   ------    ------
A+                                    45     $ 7,214,759    11.95%      7.319%    669     $160,328      82.42%    78.87%    0.00%
A                                      1         269,534     0.45%      6.750     695      269,534      75.00      0.00     0.00
A-                                     5         576,728     0.96%      7.829     645      115,346      74.84     58.26     0.00
B                                      1         159,018     0.26%      7.600     701      159,018      65.00      0.00     0.00
C                                      1         249,609     0.41%      7.250     738      249,609      44.09    100.00     0.00
FIELDSTONE UNDERWRITING
GUIDELINES
A                                     71      14,968,616    24.79%      7.423     670      210,826      81.12     56.10    47.66
CIT UNDERWRITING GUIDELINES
AA                                    30        $948,645     1.57%     12.224%    689      $31,621      94.24%    14.25%    0.00%
A                                    230      32,087,116    53.15%      8.806     688      139,509      93.48     19.11     0.00
B+                                     1          61,025     0.10%     10.500     609       61,025      90.00      0.00     0.00
OTHER UNDERWRITING GUIDELINES
All Other Credit Grades               23      $3,839,155     6.36%      7.648%    669     $166,920      80.87%    36.27%    9.78%
TOTAL:                               408     $60,374,203   100.00%      8.239%    680     $147,976      87.76%    36.99%   12.44%

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                          NUMBER      AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                            OF        PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF                 MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
GROSS MARGINS              LOANS     OUTSTANDING        POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
-------------            --------    -----------     ----------   --------   -------   -----------   --------    ------   ------
4.501% to 5.000%              1      $    75,717         0.14%      9.240%      625     $ 75,717        95.00%   100.00%    0.00%
5.001% to 5.500%             10        2,064,412         3.86       6.902       672      206,441        83.38     88.16    57.72
5.501% to 6.000%             38        7,991,596        14.96       7.290       686      210,305        82.20     59.07    42.74
6.001% to 6.500%             38        7,801,621        14.60       7.518       675      205,306        82.06     34.67    31.86
6.501% to 7.000%             73       11,558,225        21.64       7.607       679      158,332        84.50     58.53     0.00
7.001% to 7.500%             53        6,889,706        12.90       8.504       695      129,994        93.75     22.25     0.00
7.501% to 8.000%             52        8,124,378        15.21       9.029       681      156,238        94.23     14.96     2.56
8.001% to 8.500%             44        6,008,183        11.25       9.356       670      136,550        93.68      4.82     0.00
8.501% to 9.000%             18        2,495,970         4.67       9.759       658      138,665        94.51      0.00     0.00
9.001% to 9.500%              2          409,194         0.77       9.848       615      204,597        90.84     16.75     0.00
TOTAL:                      329      $53,419,004       100.00%      8.168%      679     $162,368        87.99%    35.93%   13.67%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.750% per annum to 9.270% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 7.047% per annum.


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                           WEIGHTED   AVERAGE    WEIGHTED
                                           PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM            NUMBER OF       BALANCE      MORTGAGE     AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL    PERCENT
MORTGAGE RATES           MORTGAGE LOANS   OUTSTANDING      POOL       COUPON    SCORE   OUTSTANDING     LTV      DOC       IO
-------------            --------------   -----------   ----------   --------  -------  -----------  --------   ------   ------
11.501% to 12.000%              3         $   454,779       0.85%     6.534%     730     $151,593     76.18%    71.89%   31.66%
12.001% to 12.500%              6           1,317,365       2.47      6.482      721      219,561      79.79     43.29    45.39
12.501% to 13.000%             26           5,674,217      10.62      7.128      679      218,239      82.38     53.60    51.17
13.001% to 13.500%             55           9,283,676      17.38      7.599      688      168,794      87.21     52.06    23.07
13.501% to 14.000%             61          11,397,892      21.34      7.869      680      186,851      86.96     42.69     9.63
14.001% to 14.500%             55           8,010,808      15.00      8.169      670      145,651      88.50     48.17     0.00
14.501% to 15.000%             40           5,708,848      10.69      8.781      675      142,721      90.81     12.99     7.29
15.001% to 15.500%             42           5,846,789      10.95      9.227      679      139,209      91.55     11.32     0.00
15.501% to 16.000%             33           4,765,468       8.92      9.470      666      144,408      93.01      3.29     0.00
16.001% to 16.500%              8             959,163       1.80      9.886      649      119,895      90.40     14.16     0.00
TOTAL:                        329         $53,419,004     100.00%     8.168%     679     $162,368     87.99%    35.93%   13.67%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.750% per annum to 16.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.121% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE                           WEIGHTED   AVERAGE    WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
NEXT RATE                   MORTGAGE     BALANCE      MORTGAGE     AVERAGE   CREDIT    BALANCE    ORIGINAL     FULL   PERCENT
ADJUSTMENT DATE               LOANS    OUTSTANDING      POOL       COUPON    SCORE   OUTSTANDING     LTV       DOC       IO
---------------             --------   -----------   ----------   --------  -------  -----------  --------   ------   ------
August 2005                      1     $    71,845      0.13%      8.500%     668     $ 71,845      95.00%     0.00%    0.00%
June 2006                       18       4,891,351      9.16       7.369      668      271,742      82.59     55.27    39.42
July 2006                       20       4,843,280      9.07       7.620      683      242,164      81.40     44.30    35.93
August 2006                    203      28,703,871     53.73       8.840      685      141,398      93.93     17.94     0.00
September 2006                   2         274,658      0.51       8.577      661      137,329      85.00      0.00    75.82
October 2006                     1         200,244      0.37       8.150      615      200,244      90.00    100.00     0.00
December 2006                    5         673,533      1.26       6.983      741      134,707      82.97     60.44     0.00
January 2007                    42       7,167,960     13.42       7.381      663      170,666      79.95     65.71     0.00
February 2007                    4         504,320      0.94       7.248      671      126,080      79.45     64.26    33.14
July 2007                        2         440,647      0.82       7.387      672      220,323      87.15    100.00   100.00
August 2007                      3         341,033      0.64       7.700      685      113,678      85.75    100.00     0.00
October 2007                     2         454,095      0.85       7.139      702      227,048      82.31      0.00     0.00
January 2008                     2         615,963      1.15       6.886      694      307,981      79.41     44.08     0.00
February 2008                    1         149,868      0.28       6.625      733      149,868      39.47      0.00     0.00
June 2009                       17       3,193,419      5.98       7.180      661      187,848      81.08     64.75    69.19
July 2009                        6         892,917      1.67       7.262      649      148,820      78.63     48.45    68.01
TOTAL:                         329     $53,419,004    100.00%      8.168%     679     $162,368      87.99%    35.93%   13.67%


ORIGINATORS

                             NUMBER      AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
ORIGINATORS                   LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
-----------                 --------    -----------   ----------   --------   -------   -----------  --------   ------     ------
Fremont                        71       $14,968,616      24.79%      7.243%     670      $210,826      81.12%    56.10%     47.66%
Fieldstone                     53         8,469,646      14.03       7.339      671       159,805      80.21     74.10       0.00
CIT                           261        33,096,786      54.82       0.089      688       126,808      93.49     18.93       0.00
Other                          23         3,839,155       6.36       7.648      669       166,920      80.87     36.27       9.78
TOTAL:                        408       $60,374,203     100.00%      8.239%     680      $147,976      87.76%    36.99%     12.44%